Leases	12 Months Ended
Mar. 31, 2013
Leases [Abstract]
Leases
9	Leases

The Group leases three investment properties under rental agreements to third parties, and the Group will need to pay a cancellation fee of approximately $9,000 if the Group decides to terminate all the rental agreements before their expiry.

Rental expense for all operating leases amounted to approximately $191,000, $108,000 and $nil for the fiscal years ended March 31, 2011, 2012 and 2013, respectively.